The Wall Street Analyst Forum

                                                                   March 1, 2004
        [Logo]

        [ NOW YOU HAVE THE POWER ]

Forward Looking Statements                                                [LOGO]

o Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Mpower Holding Corporation cautions investors that certain statements contained in this presentation that state management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. Management wishes to caution the reader that these forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties including, but not limited to, future sales growth, market acceptance of our product offerings, our ability to secure adequate financing or equity capital to fund our operations, network expansion, our ability to manage growth and maintain a high level of customer service, the performance of our network and equipment, our ability to enter into strategic alliances or transactions, the cooperation of incumbent local exchange carriers in provisioning lines and interconnecting our equipment, regulatory approval processes, changes in technology, price competition and other market conditions and risks detailed from time to time in our Securities and Exchange Commission filings. The company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise.

Who Is Mpower Communications?                                             [LOGO]

o We are a facilities-based competitive local exchange carrier providing state-of-the-art voice and high speed data applications

o    We generate positive Adjusted EBITDA

o    We reported nearly $30 million of unrestricted cash as of year end 2003

o    We have no long-term debt

o    We have no controlling equity investors

o    We have substantial unencumbered assets

o We have a completely independent board of directors (except our Chairman and CEO)

Senior Management                                                         [LOGO]


o    Rolla Huff - Chairman and Chief Executive Officer           o    Gregg Clevenger - Executive Vice President and CFO
     -    Joined Mpower in November 1999                              -    Joined Mpower in January 2000
     -    Previously:                                                 -    Previously:
          o    President and Chief Operating Officer                       o    Vice President of Investment Banking at
               of Frontier Corporation                                          Goldman Sachs
          o    President of AT&T Wireless for the Central                  o    Vice President and Associate of Investment
               U.S. region                                                      Banking at Morgan Stanley
          o    Chief Financial Officer of AT&T Wireless                    o    Vice President and Associate of Argent
          o    Financial Vice President of Mergers and                          Group Ltd.
               Acquisitions of AT&T


o    Joe Wetzel - President and Chief Operating Officer          o    Jim Ferguson - President of Sales & Marketing
     -    Joined Mpower in August 2000                                -    Joined Mpower in June 2003
     -    Previously:                                                 -    Previously:
          o    Vice President of Technology with                           o    Regional Vice President of Sales for
               MediaOne Group                                                   Western Division and Asia-Pacific with
          o    Numerous positions with US West                                  Global Crossing
                                                                           o    Senior sales management positions
                                                                                with Cable & Wireless, Racal
                                                                                SkyNetworks, Sprint and GTE

Services and Target Market                                                [LOGO]

o    Services

     -   POTS

     -   DSL (sDSL)

     -   T-1

     -   PRI

     -   LD

     -   Misc.


o    Target Market                                [United States map omitted]

     -   Small/mid-sized business customers

     -   Verticals include:

         o   Real estate

         o   Automotive

         o   Financial

         o   Retail Food

     -   No resold revenue

     -   No wholesale revenue

Customer Acquisition                                                      [LOGO]

o    Customer Acquisition

     -   100 quota carrying sales reps (expected to grow to 140 by 5/1/2004)

         o   90 mid-markets

             -    POTS

             -    DSL

             -    Integrated T-1

         o   45 major markets

             -    Data T-1

             -    PRI

             -    LD

         o   5 agent managers

             -    All products

    - Expect approximately 15% of new revenue to be acquired through agent channel

Network                                                                   [LOGO]

o    Network

     -   Switches - Nortel DMS500

     -   DSLAMs - Copper Mountain

     -   Digital Loop Carriers - Lucent Anymedia

     -   Voice Gateways - Nuera/Tollbridge

Network Schematic                                                         [LOGO]

 [Picture detailing Switch Site, Colocation Site and Customer Premises Omitted]

Market Overview                                                           [LOGO]


As of 12/31/2003

                                                Los          San      Northern          Las
                                            Angeles        Diego    California        Vegas      Chicago         Total

 Switch Sites                                     2            1             2            1            1             7
  Nortel DMS500 Voice Switches
  Nortel Passport ATM Switches
  Tollbridge/Nuera Voice Gateways

 Collocations                                    142           28            40           18           66           294
  Lucent Anymedia Digital Loop Carriers
  Copper Mountain DSLAMs (DSL/T1)

 T-1 Customers                                2,590          390           302          776          629         4,687

 DSL Customers                                2,925          804           680          828        1,144         6,381

 Business POTS Lines                        101,384       22,644        11,272       25,803       23,388       183,491

 Residential Lines                            2,756          178            75       16,802        3,158        22,969

 Monthly Run Rate Revenue (approx.)     $74,200,000  $16,500,000    $9,300,000  $27,700,000  $19,900,000  $147,600,000
                                                50%          11%            6%          19%          13%


Competitive Landscape                                                     [LOGO]


                             Major CLEC Competitors


      California                Las Vegas                Chicago
-------------------------------------------------------------------------
   XO Communications        XO Communications       XO Communications
  Allegiance Telecom            Xspedius           Allegiance Telecom
         Focal             ICG Communications             Focal
  ICG Communications             PacWest                  PaeTec
        PaeTec                 Telepacific              GlobalCom
       PacWest                                            CIMCO
     Telepacific

Stock Profile                                                             [LOGO]

o    Mpower Holdings (OTCBB: MPOW)
o    $0.16 - $1.81 (52-week range)
o    $1.45 closing price on February 27, 2004
o    618,000 shares average volume (20-day)
o    ~78 million shares outstanding (primary)
o    ~95 million shares outstanding (fully diluted)


                  [Line Graph of Closing Share Price Omitted]

Historical Revenue                                                        [LOGO]


                            Total Quarterly Revenue
                            (from Existing Markets*)

 [Chart of Total Revenue in $ Millions and Switched Access as a Percentage of
                             Total Revenue Omitted]

* All figures and comparisons in this presentation are from continuing operations, which have been adjusted by removing the financial impact of markets that are considered to be continuing operations pursuant to GAAP, but are no longer in operation.

GAAP Reconciliation - Revenue                                             [LOGO]


Reconciliation to GAAP - REVENUE
--------------------------------


                                1Q 2001 2Q 2001 3Q 2001 4Q 2001  1Q 2002 2Q 2002 3Q 2002 4Q 2002  1Q 2003 2Q 2003 3Q 2003 4Q 2003
                                -------  ------  ------  ------   ------  ------  ------  ------   ------  ------  ------  ------
Revenue - Existing Markets:

Core Customer Revenue            18,450  20,502  22,087  21,302   25,449  28,863  30,507  31,312   32,060  32,139  32,707  32,655
Other Revenue                    10,346  11,388  11,129  10,257    8,765   7,978   6,360   6,641    4,678   5,619   4,089   4,224
                                -------  ------  ------  ------   ------  ------  ------  ------   ------  ------  ------  ------
Total Revenue from Existing      28,796  31,890  33,216  31,559   34,214  36,841  36,867  37,953   36,738  37,758  36,796  36,879
  Markets                       -------  ------  ------  ------   ------  ------  ------  ------   ------  ------  ------  ------

PLUS:
Revenue - Closed Markets
  Considered in Continuing
  Operations per GAAP
Core Customer Revenue             6,280   3,242     618     191      221     (19)      -       -        -       -       1       -
Other Revenue                        32     151      81      60       23       4       -       -        -       -       -       -
                                -------  ------  ------  ------   ------  ------  ------  ------   ------  ------  ------  ------
Total Revenue from Closed         6,312   3,393     699     251      244     (15)      -       -        -       -       1       -
  Markets                       -------  ------  ------  ------   ------  ------  ------  ------   ------  ------  ------  ------

Core Customer Revenue            24,730  23,744  22,705  21,493   25,670  28,844  30,507  31,312   32,060  32,139  32,708  32,655
Other Revenue                    10,378  11,539  11,210  10,317    8,788   7,982   6,360   6,641    4,678   5,619   4,089   4,224
                                -------  ------  ------  ------   ------  ------  ------  ------   ------  ------  ------  ------
Revenue from Continuing          35,108  35,283  33,915  31,810   34,458  36,826  36,867  37,953   36,738  37,758  36,797  36,879
  Operations per GAAP           -------  ------  ------  ------   ------  ------  ------  ------   ------  ------  ------  ------


Operating Revenues and Gross Margins (defined as Operating Revenues less Cost of Operating Revenues), as presented in our SEC filings have been adjusted by removing the financial impact of markets that are considered to be "Continuing Operations" pursuant to GAAP, but are no longer in operation. A reconciliation of Operating Revenues and Gross Margins for these existing markets and Mpower's Operating Revenues and Gross Margins from Continuing Operations per GAAP is presented.

Historical Adjusted EBITDA                                                [LOGO]

                        Total Quarterly Adjusted EBITDA
                            (from Existing Markets)


        [Chart of Total Quarterly Adjusted EBITDA in $ Millions Omitted]


The non-GAAP measure we utilize (Adjusted EBITDA) represents earnings before interest, taxes, depreciation, amortization and other non-operating items, and excludes network optimization costs (which are costs resulting principally from the closure of certain of our markets), stock-based compensation expenses (which are costs related to stock options issued with an exercise price below fair market value), gain or loss on sale of assets, reorganization costs (which are non-recurring costs related to our bankruptcy)gains or losses on investments,gain on discharge of debt and other income. The SEC has adopted rules (Regulation G) regulating the use of non-GAAP financial measures. Because of Mpower's use of a non-GAAP financial measure, Adjusted EBITDA, Regulation G requires us to include in this presentation a presentation of the most directly comparable GAAP measure, which is Net (Loss) Income, and a reconciliation of the two measures. We have presented a reconciliation of the two measures for the periods presented above. We believe that this non-GAAP measure provides an enhancement to overall understanding of our past financial performance and our prospects for the future as well as useful information to investors because of
(i) the historical use by Mpower of Adjusted EBITDA as a measurement of performance; (ii) the value of Adjusted EBITDA as a measure of performance before gains, losses or other charges considered to be outside the company's core business operating results; and (iii) the use of Adjusted EBITDA, or a similar term, by almost all companies in the CLEC sector as a measurement of performance. We exclude from our presentation of Adjusted EBITDA network optimization costs, stock-based compensation expenses, gain or loss on sale of assets, reorganization costs, gains or losses on investments, gain on discharge of debt and other income because we do not believe that including such costs in Adjusted EBITDA provides investors with an appropriate measure of determining Mpower's performance in its core business. Mpower's utilization of non-GAAP measurements is not meant to be considered in isolation or as a substitute for loss from continuing operations, net loss, cash flow and other measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA is not a GAAP measurement and Mpower's use of it may not be comparable to similarly titled measures employed by other companies in the telecommunications industry.

GAAP Reconciliation - EBITDA                                              [LOGO]


Reconciliation to GAAP - EBITDA
-------------------------------


                                1Q 2001 2Q 2001 3Q 2001 4Q 2001  1Q 2002 2Q 2002  3Q 2002 4Q 2002  1Q 2003 2Q 2003 3Q 2003 4Q 2003
                                -------------------------------  --------------------------------  -------------------------------

Adjusted EBITDA -
  Existing Markets             (28,711) (22,315)(21,397)(17,700) (16,777)(13,525) (10,723) (5,435)  (7,979)   (730)    975    1,677
Adjusted EBITDA -
  Closed Markets Considered
  in Continuing Operations
  per GAAP                      (6,310)  (7,912) (1,952) (1,240)    (524)    (28)     (21)     (3)   1,461     (52)      1      (60)
Depreciation and amortization  (16,989) (17,653)(10,125)(11,732) (12,067)(12,388)  (7,154) (4,998)  (4,303) (3,984) (4,121)  (3,961)
Reorganization expense               -        -       -       -        - (20,702)(245,681)      -        -       -       -        -
Network optimization costs     (24,000)(209,083)      -       -  (19,000)      -        -   6,390        -       -     954        -
Gain (loss) on sale of
  assets, net                        -   (1,194)      -    (600)     207     187     (230)     17      (95)    177     185      267
Stock-based compensation          (933)    (933)   (639)   (576)    (201)   (130)    (319)    (68)     (62)    (29)    (43)     (41)
                                -------------------------------  --------------------------------  --------------------------------
Loss from Continuing
  Operations                   (76,943)(259,090)(34,113)(31,848) (48,362)(46,586)(264,128) (4,097) (10,978) (4,618) (2,049)  (2,118)
(Loss) gain on sale of
  investments, net               1,774    2,196   1,955   1,465    4,027       -      250    (491)       -       -       -        -
(Loss) gain on discharge of
  debt                               -   32,322       -       -        -       -  315,310  35,030     (102)      -       -        -
Other income                         -        -       -       -        -       -        -       -        -       -       -    1,427
Interest income                  7,727    5,645   4,433   3,007    1,770   1,163      897     371       50      46      40       63
Interest expense               (14,766) (14,893)(14,370)(14,844) (14,195) (3,311)  (1,784) (1,314)    (139)   (184)   (102)    (101)
                                -------------------------------  --------------------------------  --------------------------------
(Loss) income before
  discontinued operations      (82,208)(233,820)(42,095)(42,220) (56,760)(48,734) 50,545  29,499   (11,169) (4,756) (2,111)    (729)
Income (loss) from
  discontinued operations      (16,298) (18,544)(15,878)(16,677) (16,964)(13,184) (9,693)(29,117)   (3,981)     13     922      678
                                -------------------------------  --------------------------------  --------------------------------
Net (loss) income per GAAP     (98,506)(252,364)(57,973)(58,897) (73,724)(61,918) 40,852     382   (15,150) (4,743) (1,189)     (51)
                                -------------------------------  --------------------------------  --------------------------------

Adjusted EBITDA -
  Existing Markets             (28,711) (22,315)(21,397)(17,700) (16,777)(13,525) (10,723) (5,435)  (7,979)   (730)   (975)  (1,677)
Interest income                  7,727    5,645   4,433   3,007    1,770   1,163      897     371       50      46      40       63
Interest expense               (14,766) (14,893)(14,370)(14,844) (14,195) (3,311)  (1,784) (1,314)    (139)   (184)   (102)    (101)
                                -------------------------------   -------------------------------  --------------------------------
EBTDA                          (35,750) (31,563)(31,334)(29,537) (29,202)(15,673) (11,610) (6,378)  (8,068)   (868)    913    1,639



The non-GAAP measure we utilize (Adjusted EBITDA) represents earnings before interest, taxes, depreciation, amortization and other non-operating items, and excludes network optimization costs (which are costs resulting principally from the closure of certain of our markets), stock-based compensation expenses (which are costs related to stock options issued with an exercise price below fair market value), gain or loss on sale of assets, reorganization costs (which are non-recurring costs related to our bankruptcy)gains or losses on investments,gain on discharge of debt and other income. The SEC has adopted rules (Regulation G) regulating the use of non-GAAP financial measures. Because of Mpower's use of a non-GAAP financial measure, Adjusted EBITDA, Regulation G requires us to include in this presentation a presentation of the most directly comparable GAAP measure, which is Net (Loss) Income, and a reconciliation of the two measures. We have presented a reconciliation of the two measures for the periods presented above. We believe that this non-GAAP measure provides an enhancement to overall understanding of our past financial performance and our prospects for the future as well as useful information to investors because of
(i) the historical use by Mpower of Adjusted EBITDA as a measurement of performance; (ii) the value of Adjusted EBITDA as a measure of performance before gains, losses or other charges considered to be outside the company's core business operating results; and (iii) the use of Adjusted EBITDA, or a similar term, by almost all companies in the CLEC sector as a measurement of performance. We exclude from our presentation of Adjusted EBITDA network optimization costs, stock-based compensation expenses, gain or loss on sale of assets, reorganization costs, gains or losses on investments, gain on discharge of debt and other income because we do not believe that including such costs in Adjusted EBITDA provides investors with an appropriate measure of determining Mpower's performance in its core business. Mpower's utilization of non-GAAP measurements is not meant to be considered in isolation or as a substitute for loss from continuing operations, net loss, cash flow and other measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA is not a GAAP measurement and Mpower's use of it may not be comparable to similarly titled measures employed by other companies in the telecommunications industry.

Public Comparables                                                        [LOGO]


CLEC INDUSTRY COMPARABLES
Based on 3Q 2003 Actuals or 4Q 2003 Actuals (if reported as of February 27,
2004)


                                       Curr Assets           3Q/4Q            3Q/4Q          Enter- Annualized Annualized Annualized
                         Stock          less Curr            2003   Q over Q  2003  Q over Q prise   Revenue     EBITDA*   EBTDA***
SELECTED COMPS           Price   Cash  Liabilities LT Debt  Revenue  Change  EBITDA*  Change Value   Multiple   Multiple   Multiple
------------------------------------------------------------------------------------------------------------------------------------
ITC DELTACOM (3Q)        $7.01   $73         $21     $360     $161    5.5%    $15.3    -2.5%   $703    1.09 x     11.45 x       N/A
US LEC (4Q)              $7.05   $43         $34     $371      $80    0.0%    $13.4    28.4%   $538    1.69 x     10.07 x    11.96 x
XO COMMUNICATIONS (3Q)   $6.45  $720        $564     $600     $279   -1.6%    ($7.3) -152.2%   $914    0.82 x                   N/A
MCLEODUSA (4Q)           $1.69   $57        ($41)    $922     $210   -0.7%    $16.5    21.3% $1,449    1.73 x     21.95 x    54.05 x
PACWEST (4Q)             $2.16   $35         $27      $59      $28   -7.3%     $3.7   -41.1%   $168    1.49 x     11.25 x   185.65 x
TIME WARNER TELECOM (4Q) $6.93  $479        $221   $1,175     $169   -1.8%    $58.9   -21.1% $1,752    2.59 x      7.44 x    12.52 x
------------------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE (WA)                                                                                  1.49 x     13.74 x    34.60 x

MPOWER (4Q)             $1.450   $29         $12       $0      $37    0.2%     $1.6** 65.7%    $115    0.78 x     17.76 x    18.19 x
                          56%

OTHERS
-----------------------
CHOICE ONE (4Q)         $0.850   $16        ($13)    $965      $80   -1.3%     $7.7 -24.6%   $1,024    3.21 x     33.07 x        N/A


Notes:
Mpower's Enterprise Value is calculated using ~95 million fully diluted shares.
* Where required, we've adjusted the reported EBITDA of certain of these companies to reconcile with our Adjusted EBITDA figures.
** See the explanation of Adjusted EBITDA on page 14. As explained there, Mpower's use of Adjusted EBITDA may not be comparable to similarly titled measures of other companies in the telecommunications industry.
*** EBTDA is EBITDA (or Adjusted EBITDA in the case of Mpower) adjusted for net interest expense.

Public Comparables                                                        [LOGO]


                           Reported Quarterly Revenue


          [Chart of Reported Quarterly Revenue in $ Millions Omitted]

Public Comparables                                                        [LOGO]


                            Reported Revenue Growth


    [Chart of Average of Last Three Reported Quarterly Growth Rates Omitted]

Public Comparables                                                        [LOGO]


                            Reported EBITDA* Growth



    [Chart of Average of Last Three Reported Quarterly Growth Rates Omitted]



* Adjusted EBITDA in the case of Mpower. See explanation of Adjusted EBITDA on page 14.

Public Comparables                                                        [LOGO]


                                 Long-term Debt


                [Chart of Long-term Debt in $ Millions Omitted]

Public Comparables                                                        [LOGO]

                          Enterprise Value vs. Revenue


                 [Chart of Enterprise Value vs. Revenue Omitted]

NOTE: CWON is excluded from the calculation of the Weighted Average (green).

Public Comparables                                                        [LOGO]

                          Enterprise Value vs. EBITDA*


                 [Chart of Enterprise Value vs. EBITDA* Omitted]


* Adjusted EBITDA in the case of Mpower. See explanation of Adjusted EBITDA on page 14. CWON and XOCM are excluded from the calculation of the Weighted Average (green).

Public Comparables

                          Enterprise Value vs. EBTDA*

                            (EBITDA* less Interest)


                    [Chart of EBITDA Less Interest Omitted]


* Adjusted EBITDA less net interest expense in the case of Mpower. See explanations of Adjusted EBITDA and EBTDA on pages 14 and 16. ITCD, XOCM and CWON are excluded from the calculation of the Weighted Average (green).

XO Acquisition of Allegiance                                              [LOGO]


                                                                         3Q 2003
--------------------------------------------------------------------------------
Total Reported Revenue                                                $ 188,186
Shared Technologies Fairchild                                         ($ 27,770)
Managed Modem Business (Genuity)                                      ($ 27,300)
Recip Comp from Genuity Managed Modems                                 ($ 3,400)
                                                                   -------------
Total Revenue Acquired                                                $ 129,716

Total Annualized Revenue Acquired                                     $ 518,864


Purchase Price
--------------------------------------------------------------------------------
Cash                                                                  $ 311,000
Cap Leases (Long-term Dark Fiber Contract)                             $ 85,000
  Shares Issued (000)                                   45,380
  XOCM Share Price (used for price adjustments)         $7.625
Equity Consideration                                                  $ 346,023
                                                                   -------------
Total Consideration                                                   $ 742,023

--------------------------------------------------------------------------------
Acquisition Multiple                                                      1.43 x
--------------------------------------------------------------------------------

NOTE: Financial information for Allegiance Telecom was obtained from its Form 10-Q for the 3rd quarter of 2003 filed with the SEC on 11/20/2003. Information regarding the terms of XO Communications' acquisition of certain Allegiance assets was obtained from XO's Form 8-K filed with the SEC on 2/24/2004.

XO Acquisition of Allegiance                                              [LOGO]


Price Adjustment Mechanism

     -    Price is reduced $665 for every line below 770,000

     -    Allegiance "lines" reported on a DS-0 basis

NOTE: Information regarding the terms of XO Communications' acquisition of certain Allegiance assets was obtained from XO's Form 8-K filed with the SEC on 2/24/2004.

MPOW Comparable Share Price                                               [LOGO]

                                                        XO Acquisition      XO Acquisition       Weighted Ave        Weighted Ave
Valuation Metric                                         of Allegiance       of Allegiance   Revenue Multiple    Revenue Multiple
---------------------------------------------------------------------------------------------------------------------------------


Multiple versus Annualized Revenue                               1.43 x                                1.49 x
Value per DS-0                                                                       $ 665
Multiple versus Annualized EBTDA                                                                                          34.60 x

Comparable Valuation for Mpower
---------------------------------------------------------------------------------------------------------------------------------
4Q Annualized Revenue                                    $ 147,516,000                          $ 147,516,000
DS-0s (as of 12/31/2003)                                                           347,000
4Q Annualized EBTDA (EBITDA less Interest)                                                                            $6,316,000
                                                     ---------------------------------------------------------------------------
Enterprise Value                                        $ 210,947,880        $ 230,755,000      $ 219,676,130      $ 218,522,782
  less: LT Debt                                                   $ 0                  $ 0                $ 0                $ 0
  plus: Current Assets less Current Liabilities          $ 12,424,000         $ 12,424,000       $ 12,424,000       $ 12,424,000
  plus: Cash from Option/Warrant Exercises               $ 12,230,014         $ 12,230,014       $ 12,230,014       $ 12,230,014
                                                     ----------------------------------------------------------------------------
Equity Value                                            $ 235,601,894        $ 255,409,014      $ 244,330,144      $ 243,176,796
Fully-Diluted Shares Outstanding                           95,567,630           95,567,630         95,567,630         95,567,630

---------------------------------------------------------------------------------------------------------------------------------
Share Price at Comparable Valuation                             $2.47                $2.67              $2.56              $2.54
---------------------------------------------------------------------------------------------------------------------------------

Why Isn't Our Stock Price Higher?                                         [LOGO]


o    Still Relatively Unknown

     -    Remedy:
          ------

          o    Conferences, Luncheons, One-on-One Meetings

          o    Potential listing on AMEX

o    Flat Revenue

     -    Remedy:
          ------

          o    Accelerate Organic Growth

          o    Participate in Sensible Industry Consolidation

Organic Growth Model                                                      [LOGO]

                     Quarter-Ending Direct Account Managers


           [Chart of Quarter-Ending Direct Account Managers Omitted]

Organic Growth Model                                                      [LOGO]

o    Acquisition Costs

     o    Sales Commissions and Other Sales Overhead

     o    Provisioning

     o    Non-Recurring Expense (paid to LEC)

     o    Incremental CAPEX


o    Recurring Revenue

     o    Core Customer

     o    Switched Access


o    Recurring Expense

     o    Local Loop

     o    Incremental Network Transport

     o    LD and Local Usage

     o    Billing

     o    Customer Care

     o    Other

Organic Growth Model                                                      [LOGO]


Product Economics
  (see product explanations on the following page)


                                                                                           POTS and    Integrated
                                                                    POTS         DSL          DSL          T-1       Data T-1
----------------------------------------------------------------------------------------------------------------------------------

Acquisition Costs
   Sales Commissions and Other Sales Overhead                       $371         $347        $748       $1,788        $1,735
   Provisioning                                                     $207         $317        $473         $880          $674
   Non-Recurring Expense (paid to LEC)                              $107          $57        $163         $111          $111
   Installation Revenue                                               $0         ($75)       ($75)       ($350)        ($250)
   Incremental CAPEX                                                  $0          $68         $68       $1,239          $682
                                                               -------------------------------------------------------------------
   Total Net Acquisition Costs                                      $685         $714      $1,377       $3,667        $2,951

Monthly Cash Flow
   Revenue                                                          $123         $100        $233         $583          $526
   COGS                                                              $53          $29         $82         $174          $111
   Gross Margin                                                      $70          $70        $150         $409          $414
     Gross Margin (%)                                                 57%          71%         65%          70%           79%
   SG&A                                                               $8          $10         $18          $21           $20
                                                               -------------------------------------------------------------------
   Incremental Cash Contribution                                     $62          $60        $132         $389          $394
     Incremental Cash Contribution (%)                                50%          60%         57%          67%           75%

   Payback Period (months)                                           12.3        12.4         11.1          10.0         8.0

   IRR (through contract termination)                                 91%          82%        102%         119%          163%


           Data T-1   Vegas Res
   PRI      and PRI        Pack
--------------------------------

$2,214     $3,486           $0
$1,422     $2,056          $70
  $111       $221          $71
 ($350)     ($350)        ($30)
  $503     $1,185           $0
--------------------------------
$3,900     $6,599         $111


  $929     $1,276          $60
  $336       $460          $20
  $592       $815          $40
    64%        64%          66%
   $27        $43          $13
--------------------------------
  $565       $773          $27
    61%        61%          45%

   7.8         9.3         4.6

   174%       135%         265%


The figures on this page represent our best estimate of the average revenue and cost components associated with individual services that we market to potential new customers as of 2/27/2004. Mpower does not undertake to update these figures in the future. These figures do not represent predictions or estimates of future revenue or cost components.

Organic Growth Model                                                      [LOGO]

The revenue and cost components for:
------------------------------------

1. Our "POTS" product represents the average revenue and cost components across all of our markets for a typical customer purchasing service delivered over 3 POTS lines under a 2-year term contract, sold by an average Account Manager.

2. Our "DSL" product represents the average revenue and cost components across all of our markets for a typical customer purchasing service delivered over 1 DSL line under a 2-year term contract, sold by an average Senior Account Manager.

3. Our "POTS and DSL" product represents the average revenue and cost components across all of our markets for a typical customer purchasing service delivered over 3 POTS lines and 1 DSL line under a 2-year term contract, sold by an average Senior Account Manager.

4. Our "Integrated T-1" product represents the average revenue and cost components across all of our markets for a typical customer purchasing 8 voice lines and 768K of data speed delivered over a T-1 line under a 2-year term contract, sold by an average Senior Account Manager.

5. Our "Data T-1" product represents the average revenue and cost components across all of our markets for a typical customer purchasing data service delivered over a T-1 line under a 2-year term contract, sold by an average Major Accounts Manager.

6. Our "PRI" product represents the average revenue and cost components across all of our markets for a typical customer purchasing voice service delivered over a PRI trunk line under a 2-year term contract, sold by an average Major Accounts Manager.

7. Our "Data T-1 and PRI" product represents the average revenue and cost components across all of our markets for a typical customer purchasing both a Data T-1 and a PRI under a 2-year term contract, sold by an average Major Accounts Manager.

8. Our "Vegas Res Pack" product represents the revenue and cost component for a typical residential customer in Las Vegas purchasing a bundle of local, long distance and dial-up Internet under a 1-year term contract, sold by an average customer service representative in our call center.

Industry View                                                             [LOGO]

o    Industry consolidation is a MUST


o    Enormous value creation opportunities
     -    Eliminate under-utilized network infrastructure
     -    Eliminate redundant general and administrative overhead


o Consolidating revenue streams on one deep network maximizes network cost savings


o    The RBOCs and cable companies are coming


o    Strengthened financial viability will enable long-term organic growth


o Achieving scale through strategic combinations is the right move in the short-term

The Evolution of Our Business                                             [LOGO]

o   We are in the middle of a Five Year Plan
     -    2001 through 2002 - Fix our balance sheet
     -    2003 - Eliminate cash-burning markets and stabilize the business
     -    2004 - Position for organic growth
     -    2005 - Realize the benefits of accelerated growth


o    2004 is expected to be a year for investing in growth
     o    Expected YoY total revenue growth of 3 - 5% versus FY 2003
     o    Expected 4Q2004 total revenue growth of 9 - 11% versus than 4Q2003
     o Expected Adjusted EBITDA of $4 - 6 million (185 - 227% increase over FY 2003)


o    We expect to reap the rewards in 2005
     o    Expected YoY total revenue growth of 14 - 16%
     o    Expected EBITDA of $16 - 18 million

Conclusions                                                               [LOGO]

o    Strong platform for growth and value creation
     -    Experienced management team that is aligned with shareholders
     -    Significantly under-valued today relative to other public CLECs
     -    Debt free
     -    Adjusted EBITDA positive business
     -    Value creating organic growth opportunity
     -    Positioned to be active participant in industry consolidation


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